SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS High Income Fund
DWS High Income VIP

The following sentence is added to the first paragraph of the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” section of each fund’s summary prospectus, and under the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” heading of the summary section and under the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of each fund’s prospectus.
The fund may invest on a limited basis, up to 5% of net assets, in common stocks, preferred shares and other equity securities.
The following disclosure is added under the “MAIN RISKS” section of each fund’s summary prospectus and under the “MAIN RISKS” heading of the summary section and within the “FUND DETAILS” section of each fund’s prospectus:
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Please Retain This Supplement for Future Reference
December 8, 2025
PROSTKR25-48